UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2026

GP-Act III Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42046	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

300 Park Avenue, 2nd Floor, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

+1 (212) 430-4340

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	GPATU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	GPAT	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	GPATW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Form of Non-Redemption Agreement

On March 30, 2026, GP-Act III Acquisition Corp., a Cayman Islands exempted company (the “Company”), filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) for the purpose of calling an extraordinary general meeting in lieu of an annual general meeting of the shareholders of the Company (the “Meeting”) to vote on, among other things, (i) a proposal to amend the Company’s amended and restated memorandum and articles of association (“Articles”) to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering, from May 13, 2026 to November 13, 2026 (the “Extension Amendment Proposal”), and (ii) a proposal to amend the Investment Management Trust Agreement (“IMTA”), dated May 8, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to extend the date on which the trustee must liquidate the trust account established in connection with the Company’s initial public offering if the Company has not completed its initial business combination, from May 13, 2026 to November 13, 2026 (the “Trust Amendment Proposal”).

In connection with the Meeting, the Company and GP-Act III Sponsor LLC (“Sponsor HoldCo”) intend to enter into non-redemption agreements (the “Non-Redemption Agreements”) with one or more third-party shareholders of the Company in exchange for such shareholders agreeing (i) to not redeem (or validly rescind any redemption requests on) and (ii) to vote or consent (in person or by proxy) in favor of the Extension Amendment Proposal and the Trust Amendment Proposal, in each case with respect to a to-be-determined number of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Non-Redeemed Shares”) at the Meeting. In exchange for the foregoing commitments to the Company, Sponsor HoldCo anticipates agreeing to transfer to such shareholders a certain number of Class A ordinary shares of the Company following the closing of the initial business combination, at a ratio to be negotiated between the parties.

The Non-Redemption Agreements shall terminate on the earliest of (i) the failure of the Company’s shareholders to approve the Extension at the Meeting, (ii) the fulfillment of all obligations of parties to the Non-Redemption Agreements, (iii) the liquidation or dissolution of the Company, (iv) the mutual written agreement of the parties, and (v) if a shareholder exercises its redemption rights for the Non-Redeemed Shares or does not vote in favor of the extension.

The Non-Redemption Agreements, if entered into, are expected to increase the likelihood that the Extension is approved by the Company’s shareholders, and are expected to increase the amount of funds that remain in the Company’s trust account established in connection with Company’s initial public offering following the Meeting. The Company and Sponsor HoldCo may enter into additional, similar non-redemption agreements in connection with the Meeting.

The foregoing summary of the Non-Redemption Agreement does not purport to be complete.

Additional Information

Important Information About the Extension and Where to Find It

The Company filed its Definitive Proxy Statement for the Extraordinary General Meeting with the SEC on March 30, 2026 to consider and vote upon, among other things, the Extension Amendment Proposal and the Trust Amendment Proposal, and, beginning on or about March 30, 2026, first mailed the Proxy Statement and other relevant documents to its shareholders as of the March 24, 2026 record date for the Extraordinary General Meeting. The Company’s shareholders and other interested persons are advised to read the Definitive Proxy Statement and any amendments and supplements thereto, as well as all other relevant materials filed or that will be filed with the SEC, in connection with the Company’s solicitation of proxies for the Extraordinary General Meetingto be held to approve, among other things, the Extension Amendment Proposal and the Trust Amendment Proposal, because these documents will contain important information about the Company, the Extension Amendment Proposal and the Trust Amendment Proposal. Shareholders may also obtain a copy of the Definitive Proxy Statement, as well as other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to the Company’s proxy solicitor, Sodali & Co., GPAT.info@investor.sodali.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the extension. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s shareholders in connection with the extension is set forth in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2025 and the Definitive Proxy Statement and any amendments thereto that have been filed with the SEC. Shareholders, potential investors and other interested persons should read the Definitive Proxy Statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding the approval of the Extension Amendment Proposal and the Trust Amendment Proposal, the consummation of any potential business combination and the funds that will remain in the trust account following any redemptions. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the Company to successfully or timely implement the Extension Amendment Proposal and the Trust Amendment Proposal or that the approval of the shareholders of the Company is not obtained; the amount of redemption requests made by the Company’s public shareholders; and those factors described or referenced in the Company’s filings with the SEC, including under the heading “Risk Factors”. If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently knows or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as otherwise required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell, nor a solicitation of an offer to buy, any securities in connection with the Extension Amendment Proposal, the Trust Amendment Proposal or otherwise, or the solicitation of a proxy, consent or authorization in any jurisdiction pursuant to or in connection with the Extension Amendment Proposal, the Trust Amendment Proposal or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or otherwise in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, and otherwise in accordance with applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GP-Act III Acquisition Corp.

Date: May 7, 2026	By:	/s/ Rodrigo Boscolo
		Name:	Rodrigo Boscolo
		Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

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